                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                  FORM 8-K/A-1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 30, 1999



                              CLEARWORKS.NET, INC.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                   000-26547             76-0576542
  ----------------------------       ----------------      ----------------
  (State or other jurisdiction       (Commission File      (IRS Employer
   of incorporation)                  Number)             Identification No.)



                  2450 Fondren, Suite 200, Houston, Texas 77063
              -------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)



        Registrant's telephone number, including area code (713) 334-2595
                                                           --------------

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
















                          UNITED COMPUTING GROUP, INC.
                          UNITED CONSULTING GROUP, INC.

                          Combined Financial Statements

                     December 30, 1999 and December 31, 1998

                           (With Independent Auditors'
                                 Report Thereon)

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Stockholders
United Computing Group, Inc. and United Consulting Group, Inc.:



We have audited the accompanying combined balance sheets of United Computing Group, Inc. and United Consulting Group, Inc. (collectively, the Companies) as of December 30, 1999 and December 31, 1998, and the related combined statements of operations, stockholders' equity (deficit) and cash flows for the period from January 1, 1999 to December 30, 1999 and the period from inception (September 14, 1998) to December 31, 1998. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of United Computing Group, Inc. and United Consulting Group, Inc. as of December 30, 1999 and December 31, 1998, and the results of their operations and their cash flows for the period from January 1, 1999 to December 30, 1999 and the period from inception (September 14, 1998) to December 31, 1998, in conformity with generally accepted accounting principles.

/s/ KPMG LLP
-------------



Houston, Texas
February 25, 2000

                          UNITED COMPUTING GROUP, INC.
                          UNITED CONSULTING GROUP, INC.

                             Combined Balance Sheets

                     December 30, 1999 and December 31, 1998


                                    ASSETS                                                1999               1998
                                                                                   ----------------   ----------------
Current assets:
    Cash and cash equivalents                                                   $           76,351                  -
    Accounts receivable, net of allowance for doubtful
       accounts of $6,341 and $-0-, respectively                                         2,448,104            201,598
    Inventory                                                                              191,117             44,757
    Other current assets                                                                   131,153                950
                                                                                   ----------------   ----------------

                Total current assets                                                     2,846,725            247,305

Equipment, net                                                                              90,810             23,150

Other assets                                                                                17,700             28,451
                                                                                   ----------------   ----------------

                                                                                $        2,955,235            298,906
                                                                                   ================   ================

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
    Accounts payable                                                            $        2,250,007            169,541
    Notes payable to related party                                                         500,000                  -
    Notes payable                                                                           44,535                  -
    Accrued expenses and other current liabilities                                         283,000             61,971
                                                                                   ----------------   ----------------

                Total current liabilities                                                3,077,542            231,512

Notes payable to related party                                                                   -             95,338
                                                                                   ----------------   ----------------

                Total liabilities                                                        3,077,542            326,850

Stockholders' equity (deficit):
    Common stock, $.01 par value.  Authorized 1,000,000 shares;
       issued and outstanding 1,800 and 1,000 shares, respectively                              18                 10
    Common stock, $1.00 par value.  Authorized 100,000 shares;
       issued and outstanding 1,286 shares                                                   1,286              1,286
    Additional paid-in capital                                                             180,169                990
    Accumulated deficit                                                                   (303,780)           (30,230)
                                                                                   ----------------   ----------------

                Total stockholders' equity (deficit)                                      (122,307)           (27,944)
                                                                                   ----------------   ----------------

                                                                                $        2,955,235            298,906
                                                                                   ================   ================



See accompanying notes to financial statements.

                          UNITED COMPUTING GROUP, INC.
                          UNITED CONSULTING GROUP, INC.

                        Combined Statements of Operations

            Period from January 1, 1999 to December 30, 1999 and the period from inception (September 14, 1998) to December 31, 1998


                                                                                         1999               1998
                                                                                  ----------------   ----------------
Revenues                                                                       $        9,999,564            609,630

Cost of goods sold                                                                      8,862,035            511,061
                                                                                  ----------------   ----------------

                Gross margin                                                            1,137,529             98,569

Operating expenses:
    Selling, general and administrative expenses                                        1,214,951            109,015
    Depreciation expense                                                                   22,602              3,840
                                                                                  ----------------   ----------------

                Total operating expenses                                                1,237,553            112,855
                                                                                  ----------------   ----------------

                Operating loss                                                           (100,024)           (14,286)

Interest expense, net                                                                     (36,712)           (15,944)
                                                                                  ----------------   ----------------

                Loss before income taxes                                                 (136,736)           (30,230)

Income tax expense                                                                       (136,814)                 -
                                                                                  ----------------   ----------------

                Net loss                                                       $         (273,550)           (30,230)
                                                                                  ================   ================


See accompanying notes to financial statements.

                          UNITED COMPUTING GROUP, INC.
                          UNITED CONSULTING GROUP, INC.

              Combined Statements of Stockholders' Equity (Deficit)

            Period from January 1, 1999 to December 30, 1999 and the period from inception (September 14, 1998) to December 31, 1998



                                              COMMON STOCK              ADDITIONAL                            TOTAL
                                      ------------------------------     PAID-IN         ACCUMULATED      STOCKHOLDERS'
                                         SHARES           AMOUNT         CAPITAL           DEFICIT       EQUITY (DEFICIT)
                                      --------------   -------------   -------------   ----------------  ----------------
Initial capitalization,
    September 14, 1998                        2,286  $        1,296             990                  -             2,286

Net loss                                          -               -               -            (30,230)          (30,230)
                                      --------------   -------------   -------------   ----------------  ----------------

Balance, December 31, 1998                    2,286           1,296             990            (30,230)          (27,944)

Net loss                                          -               -               -           (273,550)         (273,550)

Issuance of stock for
    compensation                                800               8         525,115                  -           525,123

Dividends                                         -               -        (345,936)                 -          (345,936)
                                      --------------   -------------   -------------   ----------------  ----------------

Balance, December 30, 1999                    3,086 $         1,304         180,169           (303,780)         (122,307)
                                      ==============   =============   =============   ================  ================


See accompanying notes to financial statements.

                          UNITED COMPUTING GROUP, INC.
                          UNITED CONSULTING GROUP INC.

                        Combined Statements of Cash Flows

            Period from January 1, 1999 to December 30, 1999 and the period from inception (September 14, 1998) to December 31, 1998


                                                                                           1999               1998
                                                                                    ----------------   ----------------
Cash flows from operating activities:
    Net loss                                                                    $          (273,550)           (30,230)
    Adjustments to reconcile net loss to net cash
       provided by (used in) operating activities:
          Non-cash compensation expense                                                     525,123                  -
          Depreciation expense                                                               22,602              3,840
          Changes in assets and liabilities:
                Accounts receivable, net                                                 (2,246,506)          (201,598)
                Inventory                                                                  (146,360)           (44,757)
                Other assets                                                               (119,452)           (29,401)
                Accounts payable                                                          2,080,466            169,541
                Accrued expenses and other current liabilities                              221,029             61,971
                                                                                    ----------------   ----------------

                      Net cash provided by (used in) operating activities                    63,352            (70,634)
                                                                                    ----------------   ----------------

Cash flows from investing activities -
    payments for purchases of equipment                                                     (45,727)           (26,990)
                                                                                    ----------------   ----------------

Cash flows from financing activities:
    Proceeds from notes payable to related party                                            500,000             95,338
    Payments of notes payable to related party                                              (95,338)                 -
    Payments of dividends                                                                  (345,936)                 -
    Capital contributions                                                                         -              2,286
                                                                                    ----------------   ----------------

                      Net cash provided by financing activities                              58,726             97,624
                                                                                    ----------------   ----------------

Increase in cash and cash equivalents                                                        76,351                  -

Cash and cash equivalents at beginning of period                                                  -                  -
                                                                                    ----------------   ----------------

Cash and cash equivalents at end of period                                      $            76,351                  -
                                                                                    ================   ================

Supplemental disclosure of cash flow information -- cash paid
    during the period for interest                                              $            23,231              2,377
                                                                                    ================   ================

Noncash financing activities -- notes payable issued for equipment              $            44,535                  -
                                                                                    ================   ================


See accompanying notes to financial statements.

                          UNITED COMPUTING GROUP, INC.
                          UNITED CONSULTING GROUP INC.

                         Notes to Financial Statements

                    December 30, 1999 and December 31, 1998


(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       BASIS OF PRESENTATION AND DESCRIPTION OF BUSINESS

       The accompanying combined financial statements includes the accounts of United Computing Group, Inc. (United Computing) and United Consulting Group, Inc. (United Consulting) (collectively, the Companies). The financial statements have been presented as combined because the Companies are under common control and management.

       United Computing is a supplier of computer hardware and other desktop and networking integration products, primarily to Fortune 1000 and smaller businesses. United Consulting offers consulting services in technical solutions and staffing needs to these same customers.

       All of the issued and outstanding common stock of the Companies were acquired by ClearWorks.net, Inc. (ClearWorks) on December 30, 1999.

       PRINCIPLES OF COMBINATION

       The combined financial statements of the Companies exclude intercompany balances and transactions which have been eliminated in combination.

       CASH EQUIVALENTS

       The Companies consider all highly liquid investment instruments with a maturity of three months or less at the date of purchase to be cash equivalents.

       INVENTORY

       Inventories consist primarily of computer hardware and other desktop and network products purchased for re-sale to the Companies' customers. Inventories are stated at the lower of cost or market, and cost is determined using the specific identification method.

       EQUIPMENT

       Furniture and office equipment are stated at cost. Improvements are capitalized. Repair and maintenance costs are expensed as incurred. The cost and related accumulated depreciation of assets retired or disposed of are removed from the accounts, and any gains or losses are reflected in results of operations. Depreciation is computed using accelerated methods over the respective useful lives of the assets ranging from 3 to 7 years. Accumulated depreciation at December 30, 1999 and December 31, 1998 was $26,442 and $3,840, respectively.

       INCOME TAXES

       Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured

                                       6                     (Continued)

                          UNITED COMPUTING GROUP, INC.
                          UNITED CONSULTING GROUP INC.

                         Notes to Financial Statements

                    December 30, 1999 and December 31, 1998


       using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that includes the enactment date.

       REVENUE RECOGNITION

       Revenues from the sale of computer hardware and other equipment are recognized at the time they are shipped. Computer hardware and equipment is sold with warranties that match the original manufacturer's warranty. Revenues from consulting services are recognized as the services are performed.

       FAIR VALUE OF FINANCIAL INSTRUMENTS

       The Companies' financial instruments consist of short-term trade receivables and payables, prepaid expenses and notes payable. Management believes the carrying amounts of the financial instruments classified as current assets and liabilities to approximate their fair values because of their short-term nature. Management believes the carrying value of notes payable to approximate their fair value as their interest rates approximate market rates.

       ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)    MAJOR CUSTOMERS

       During the period ended December 30, 1999, the Companies had sales to three major customers that accounted for 69% of total revenues for the year. During the period ended December 31, 1998, the Companies had sales to two major customers that accounted for 78% of total revenues for the period.

(3)    ISSUANCE OF COMMON STOCK

       In July 1999, United Computing granted 800 shares of common stock to certain employees as compensation for services performed. Management determined the fair value of United Computing's common stock to approximate $657 per share on the date of grant, and accordingly recorded compensation expense of $525,000 on the date of issuance.

(4)    INCOME TAXES

       At December 30, 1999 and December 31, 1998 the Companies' deferred taxes consist primarily of net operating loss carryforwards that have a 100% valuation allowance.

                                       7                     (Continued)

                          UNITED COMPUTING GROUP, INC.
                          UNITED CONSULTING GROUP INC.

                         Notes to Financial Statements

                    December 30, 1999 and December 31, 1998


       Income taxes for the period ended December 30, 1999 differed from the expected benefit computed by applying the U.S. federal income tax rate of 34% to loss before taxes principally because the non-cash compensation expense of $525,000 (see note 3) is not deductible for tax purposes.

(5)    LEASES

       Certain sales and administrative offices and equipment are leased. The leases expire at various dates through 2002. Leases that expire are generally renewed or replaced by similar leases depending on business needs. Rent expense for operating leases for the periods ended December 30, 1999 and December 31, 1998 was approximately $52,000 and $1,500, respectively.

       At December 30, 1999, the Companies' future minimum rental payments due under noncancelable leases are $99,000 in 2000, $95,000 in 2001 and $56,000 in 2002.

(6)    NOTES PAYABLE TO RELATED PARTY

       In connection with the acquisition of the Companies, ClearWorks loaned $500,000 to the Companies in December 1999. The loan bears interest at 8% per annum and is payable on December 30, 2000.

       During 1998, certain shareholders of the Companies advanced a total of $95,338 to the Companies. The entire balance outstanding was paid in 1999 in connection with the acquisition of the Companies by ClearWorks.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 16, 2000               CLEARWORKS.NET, INC.



                                    By:  /s/ Michael T. McClere
                                         -----------------------------------
                                         Michael T. McClere, Chief Executive
                                         Officer

                                       8                     (Continued)